Fair Value Measurement	12 Months Ended
Dec. 31, 2020
Fair Value Disclosures [Abstract]
Fair Value Measurement
2 0 .	Fair Value Measurement
Recurring
The following table sets forth the Company’s financial instruments measured or disclosed at fair value on a recurring basis by level within the fair value hierarchy as of December 31, 2019 and 2020.
When available, the Group uses quoted market prices to determine the fair value of an asset or liability. If quoted market prices are not available, the Group will measure fair value using valuation techniques that use, when possible, current market-based or independently sourced market parameters, such as interest rate and currency rate.

	Fair Value Measurement at December 31, 2020 Using
	Quoted Prices in Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Unobservable inputs (Level 3)	Fair Value at December 31, 2020
	RMB	RMB	RMB	RMB	US$
Short-term investments	—	73,022	—	73,022	11,191

Total	—	73,022	—	73,022	11,191

The Company’s other financial instruments including accounts receivable, accounts payables, short-term
loans, accrued expenses and other current liabilities are not measured at fair value in the consolidated balance sheets, as their carrying values approximated fair value due to their short-term maturity.
The Group did not have any financial instruments that were required to be measured at fair value on a recurring basis as of December 31, 2019.
Non-r
ecurring
As of December 31, 2019 and 2020, the group had no financial assets or financial liabilities that are measured at
fair value
on
non-recurring basis. The Group’s non-financial assets, such as intangible assets, property, equipment and leasehold improvement and other non-current assets, would be measured at fair value on non-recurring basis whenever events or changes in circumstances indicate that the carrying value may no longer be recoverable.